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                                                                    EXHIBIT 23.1

                                    CONSENT

     As independent accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 19, 1999 included in i2 Technologies, Inc.'s Form 8-K, dated November 30, 1999, for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.

                                         /s/ ARTHUR ANDERSEN LLP

Dallas, Texas
February 29, 2000